Accounts receivable, net	12 Months Ended
Dec. 31, 2016
Accounts receivable, net
Accounts receivable, net
6.	Accounts receivable, net

Accounts receivable, net as of December 31, 2015 and 2016 are as follows:

	2015	2016
	RMB	RMB

Accounts receivable	1,946,230	2,168,655
Less: allowance for doubtful accounts	(46,441)	(100,040)

	1,899,789	2,068,615

Accounts receivable are non-interest bearing and are generally on terms of 60 to 90 days. In some cases, these terms are extended up to 180 days for certain qualifying long-term customers who have met specific credit requirements.

As of December 31, 2016, accounts receivable at carrying value of RMB100.0 million (2015: RMB46.4 million) were impaired and fully provided for. The movements in the allowance for doubtful accounts were as follows:

	2014	2015	2016
	RMB	RMB	RMB

Balance as of January 1	23,802	37,699	46,441
Charge for the year	13,897	8,931	53,599
Write off for the year	-	(189)	-

Balance as of December 31	37,699	46,441	100,040